Public Service Enterprise Group PSEG Earnings Conference Call 3rd Quarter 2013 October 30, 2013 EXHIBIT 99.1

Forward-Looking Statement
Certain of the matters discussed in this communication about us and our subsidiaries future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,”
“should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward looking statements made by us herein are discussed in filings we make with the United States Securities and
Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website:
•  adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
•  any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient coverage or recover proceeds of insurance on such matters,
• increases in competition in energy supply markets as well as competition from certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology, such as distributed generation and microgrids, and resultant changes in customer usage patterns, including energy efficiency and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-
looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange
Act of 1934, as amended.
http://www.pseg.com.
These factors include, but are not limited to:

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from
Continuing Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating
Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. Slide A at the end of this presentation includes a list of items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2013 Q3 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q3 Earnings Summary
$ millions (except EPS)
2013 2012
Operating Earnings
$  385 $  382
Reconciling Items, Net of Tax
5 (35)
Income from Continuing Operations/
Net Income
$  390 $  347
EPS from Operating Earnings*
$  0.76 $  0.75
Quarter ended September 30
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

Year to Date Earnings Summary
$ millions (except EPS)
2013 2012
Operating Earnings
$  1,061 $  1,029
Reconciling Items, Net of Tax
(18) 22
Income from Continuing Operations/
Net Income
$  1,043 $  1,051
EPS from Operating Earnings*
$  2.09 $  2.03
Nine months ended September 30
* See Slide A for Items excluded from income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG – Q3 2013 Highlights
Operating Earnings of $0.76 vs. $0.75 per share in Q3 2012
Delivered solid results in the quarter driven by Power’s locational value, and PSE&G’s continuing investment in transmission
Raised 2013 full–year, operating earnings guidance to $2.40-$2.55 per share, from $2.25-$2.50 per share prior
Executing on operational goals
Power met summer demand using diverse fleet
Continued control of O&M supports full-year expectations
Executing on capital program
Transmission program of $3.4 billion, including construction of 5 major transmission projects, continues on schedule and on budget
Review of Energy Strong proposal underway by BPU
Over 80 NJ municipalities, including 7 county governments, have passed resolutions in support of the Energy Strong infrastructure proposal
Market developments
US District Courts in NJ and MD rendered decisions supportive of competitive markets and FERC’s rate-setting authority
New LIPA agreement broadens and extends original contract

$2.40 - $2.55E
PSEG – Raising 2013 Operating Earnings Guidance
$2.74
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.  E = Estimate.
$2.44
We have raised full-year 2013 Operating Earnings guidance to $2.40 - $2.55 per share from $2.25 - $2.50 per share
2011 Operating Earnings* 2012 Operating Earnings* 2013 Operating Earnings Guidance

PSEG 2013 Q3 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q3 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  216 $  217 $  0.43 $  0.43
PSE&G
168 155 0.33 0.30
PSEG Energy Holdings/
Enterprise
1 10 - 0.02
Operating Earnings*
$  385 $  382 $ 0.76 $  0.75
Quarter ended September 30
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

$0.75
0.03
$0.76
(0.02)
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q3 2013 versus Q3 2012
Higher Capacity 0.11
Market Pricing and
Lower Supply
Costs 0.04
Taxes & Other 0.01
Lower Hedge
Pricing (0.10)
O&M (0.04)
Lower Volume  (0.02)
Transmission 0.04
Capital
Infrastructure
Program &
Other  0.01
Weather and
Demand (0.02)
Q3 2013
Operating
Earnings*
Q3 2012
Operating
Earnings*
PSEG Power PSE&G Energy
Holdings/
Enterprise
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
0.00
2012 Asset
Sale and
Impairment
(0.01)
Other (0.01)

Year to Date Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  580 $  523 $  1.14 $  1.03
PSE&G
468 453 0.92 0.89
PSEG Energy Holdings/
Enterprise
13 53 0.03 0.11
Operating Earnings*
$  1,061 $  1,029 $  2.09 $  2.03
Nine months ended September 30
•See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

$2.03
0.11
0.03
$2.09
(0.08)
0.00
0.50
1.00
1.50
2.00
2.50
PSEG EPS Reconciliation – YTD 2013 versus YTD 2012
YTD 2013
Operating
Earnings*
YTD 2012
Operating
Earnings*
Higher Capacity 0.23
Market Pricing
and Lower Supply
Costs 0.04
Gas Send-out and Fixed
Cost Recovery 0.04
Volume 0.01
Lower Hedge Pricing (0.15)
O&M (0.05)
D&A (0.01)
PSEG Power
Transmission 0.10
Capital
Infrastructure
Program
& Other 0.01
Taxes and
Other 0.02
O&M (0.02)
Weather and
Demand (0.01)
D&A (0.01)
Absence of Tax
Settlement (0.06)
PSE&G
**
PSEG Energy
Holdings/
Enterprise
Absence of Tax
Settlement
(0.07)
Asset Sales
and Other
(0.01)
*
See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
**
Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding.

PSEG Power 2013 Q3 Review

PSEG Power – Q3 Earnings Summary
$ millions (except EPS)
Q3 2013 Q3 2012 Variance
Operating Revenues
$  1,169 $  1,038 $  131
Operating Earnings
216 217 (1)
NDT Funds Related Activity,
Net of Tax
12 40 (28)
Mark-to-Market, Net of Tax**
3 (76) 79
Storm O&M, Net of Insurance
Recoveries
(10) - (10)
Income from Continuing
Operations/Net Income
221 181 40
EPS from Operating Earnings*
$  0.43 $  0.43 $  (0.00)
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
**Includes the financial impact from positions with forward delivery months.

$0.43
0.03
$0.43
(0.03)
0.00
0.10
0.20
0.30
0.40
0.50
0.60
Higher Capacity 0.11
Market Pricing
and Lower Supply
Costs 0.04
Lower Hedge Pricing
(0.10)
Lower Volume  (0.02)
PSEG Power EPS Reconciliation – Q3 2013 versus Q3 2012
Q3 2013
Operating
Earnings*
Q3 2012
Operating
Earnings*
O&M (0.04)
Taxes and
Other 0.01
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG Power – Generation Measures
Quarter ended September 30
Total Nuclear Total Coal* Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas.
PSEG Power – Generation (GWh)
Quarter ended September 30
PSEG Power – Capacity Factors (%)
2012 2013
Combined Cycle
PJM and NY 67.1% 60.4%
Coal
NJ (Coal/Gas) 26.6% 16.3%
PA 79.0% 83.1%
CT 3.8% 11.6%
Nuclear 92.0% 91.0%
7,559
7,498
2,071 1,936
5,289
4,677
7,500
15,000
2012 2013
0
14,919
14,111

PSEG Power – Generation Measures
Nine Months ended September 30
Total Nuclear
Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage.  Includes Hudson and Mercer when run on gas.
PSEG Power – Generation (GWh)
40,769
40,986
Nine Months ended September 30
PSEG Power – Capacity Factors (%)
2012 2013
Combined Cycle
PJM and NY 60.3% 57.0%
Coal*
NJ (Coal/Gas) 14.2% 14.2%
PA 68.7% 79.4%
CT 2.9% 16.6%
Nuclear 92.5% 93.2%
22,604
22,783
4,656
5,526
13,509
12,677
0
15,000
30,000
45,000
2012 2013

PSEG Power – Fuel Costs
Quarter ended September 30
($ millions) 2012 2013
Coal 64.9 45.1
Oil & Gas 166.7 146.1
Total Fossil 231.6 191.2
Nuclear 52.7 56.5
Total Fuel Cost 284.3 247.7
Total Generation
(GWh)
14,919 14,111
$ / MWh 19.05 17.55
PSEG Power – Fuel Costs
Nine months ended
September 30
($ millions) 2012 2013
Coal 142.4 141.3
Oil & Gas 407.8 483.8
Total Fossil 550.2 625.1
Nuclear 150.7 166.6
Total Fuel Cost 700.9 791.7
Total Generation
(GWh)
40,769 40,986
$ / MWh 17.19 19.32

PSEG Power – Gross Margin Performance
Margins aided by higher capacity pricing through mid-2014
Higher year-over-year spot market prices continued in Q3
Lower cost Marcellus gas contributing to fuel cost savings
Regional Performance
Region
Q3 2013
Gross
Margin ($M)
2013 Performance
PJM $691
Decline in hedged energy prices
offset by full quarter of higher
capacity prices and lower fuel costs
New
England
$19
Milder weather
New York $12
Major maintenance outage limited
production during Q3
$0
$35
$70
2011 2012 2013
PSEG Power Gross Margin ($/MWh)
$54
$47
$51
Quarter ended
September  30
$0
$35
$70
2011 2012 2013
Nine months ended
September  30
$53
$45
$47

• Lower cost supplies of
shale gas have been
beneficial to both PSE&G
customers and PSEG
Power
• Over 50% of our available
pipeline capacity can
access market area
supplies of shale gas
• Power’s generating units
sit in close proximity to
the Marcellus fairway
• Power buys approximately
350BCF/year of gas
• Availability of a robust gas
portfolio of storage and
pipeline capacity primarily
benefits PSE&G’s gas
customers and then Power,
as conditions permit
Gulf Coast Supply
0.7 BCF/D
Shale Supply
0.6 BCF/D
Storage
0.9 BCF/D
Albany
PSEG’s locational advantage and gas basis
New York

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of September 30, 2013. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 8 35 35
Base Load % Hedged 100% 100% 55-60%
(Nuclear and Base Load Coal)
Price $/MWh $50 $48 $48
Volume TWh 5 18 17
Intermediate Coal, Combined % Hedged 30-35% 5-10% 0%
Cycle, Peaking
Price $/MWh $50 $48 $48
Volume TWh 13-14 53-55 52-54
Total % Hedged 70-75% 65-70% 35-40%
Price $/MWh $50 $48 $48
Oct -Dec
2013 2014 2015

PSEG Power – Q3 2013 Operating Highlights
Power met all demand requirements during the hottest days of July
Q3 output declined by 5.4% from the Q3 2012 reflecting maintenance at NY CCGT
Strong nuclear performance has resulted in a YTD nuclear capacity factor of 93.2%
Hope Creek refueling outage underway
Operations
Regulatory and Market Environment
Financial
Recent NJ and MD Federal Court decisions supportive of competitive markets
Average energy only hedge price for 2013 is $50/MWh
Lower cost Marcellus gas continuing to provide fuel cost savings
Power’s total debt as a percentage of capital at September 30 was 28%

PSE&G 2013 Q3 Review

PSE&G – Q3 Earnings Summary
$ millions (except EPS)
Q3 2013 Q3 2012 Variance
Operating Revenues
$  1,666 $  1,683 $  (17)
Operating Expenses
Energy Costs
661 756 (95)
408 366 42
236 216 20
15 24 (9)
Total Operating Expenses
1,320 1,362 (42)
Operating Earnings / Net Income
$  168 $  155 $  13
EPS from Operating Earnings*
$  0.33 $  0.30 $  0.03
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
Operation & Maintenance
Taxes Other than Income Taxes
Depreciation & Amortization

$0.30
0.03
0.01
$0.33
(0.01)
0.00
0.05
0.10
0.15
0.20
0.25
0.30
0.35
PSE&G EPS Reconciliation – Q3 2013 versus Q3 2012
Q3 2013
Operating
Earnings
Q3 2012
Operating
Earnings
Transmission 0.04
Capital
Infrastructure
Program
and Other 0.01
Weather
and Demand (0.02)
O&M and D&A
Interest
and
Other

PSE&G – Monthly Summer Weather Data
2013 vs. 2012 vs. Normal
-8.0% Q3 2013 vs. Q3 2012
+7.4% Q3 2013 vs. Normal
6,977
3,691
1,687
6,183
5,196
2,054
5,111
4,502
1,895
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
July August September
2013 2012 Normal
PSE&G Monthly Temperature Humidity Index (THI)

PSE&G – Q3 Operating Highlights
All five major Transmission projects on schedule and on budget
BPU review of Energy Strong infrastructure proposal underway;
Public hearings concluded in October
2014 FERC Formula Rate filing submitted
PSE&G announced a 33% gas bill credit for November and December 2013 to reflect lower commodity costs for residential gas customers
PSE&G earned its authorized return
Issued $600 million of secured MTNs and retired $300 million of maturities in Q3
Operations
Regulatory and Market Environment
Financial
Weather in Q3 2013 warmer than normal but cooler than Q3 2012
Transmission revenues added $0.04 per share over Q3 2012
O&M remains under control

PSEG Energy Holdings/Enterprise 2013 Q3 Review

PSEG Energy Holdings/Enterprise – Q3 Earnings Summary
$ millions (except EPS)
Q3 2013 Q3 2012 Variance
Operating Earnings
$  1 $  10 $  (9)
Lease Related Activity
- 1 (1)
Net Income
$  1 $  11 $  (10)
EPS from Operating Earnings*
$  0.00 $  0.02 $  (0.02)
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG Energy Holdings/Enterprise – Q3 Operating Highlights
Financial
LIPA – Amended Operating Services Agreement will begin January 1, 2014 subject to LIPA receiving IRS ruling on tax status of debt
NRG Energy’s announced acquisition of Edison Mission Energy
would cure all monetary defaults at closing and preserve Holdings’
entire equity value in the Powerton and Joliet leases
Payments on Holdings’ remaining lease portfolio are current
Q4 2013 commercial operation of $50 million investment in 19 MW,
Badger 1 solar farm in Arizona
• Increases PSEG-Long Island’s management responsibility to operate and maintain the LIPA T&D system
• Extends original 10-year contract by two years
• PSEG Power will procure LIPA’s fuel requirements beginning 2015
• PSEG-LI compensation will increase in 2016 for expanded management role

PSEG

PSEG Financial Highlights
2013 operating earnings guidance raised to $2.40 - $2.55 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G’s operating earnings on track to grow at double-digit rate in 2013
Executing PSE&G’s existing $3.4 billion Transmission capital spending program on schedule and on budget – fueling double-digit growth in PSE&G operating earnings through 2015, based on approved programs
Financial position remains strong
Positive cash from Power and increasing cash flow from PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capital was 41% at September 30, 2013
Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

PSEG 2013 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2013E 2012A
PSEG Power
$630 – $685 $644
PSE&G
$585 – $600 $528
PSEG Energy
Holdings/Enterprise
$0 – $10   $64
Operating Earnings*
$1,215 – $1,295 $1,236
Earnings per Share
$2.40 – $2.55 $2.44
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
E = Estimate     A = Actual

PSEG Liquidity as of September 30, 2013
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600 1 $13 $587
5-Year Credit Facility (Power) Mar-17 $1,600 58 $1,542
5-Year Credit Facility (Power) Mar-18 $1,000 2 0 $1,000
5-Year Bilateral (Power) Sep-15 $100 100 $0
5-year Credit Facility (PSEG) Mar-17 $500 5 $495
5-year Credit Facility (PSEG) Mar-18 $500 3 0 $500
Total $4,300 $176 $4,124
1 PSE&G Facility to be reduced by $29M on April 15, 2016
$154
2 Power Facility to be reduced by $48M on April 15, 2016
PSE&G ST Investment $0
3 PSEG Facility to be reduced by $23M on April 15, 2016
Total Liquidity Available $4,278
Total Parent / Power Liquidity $3,691
PSEG /
Power
PSEG Money Pool ST Investment

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Income from Continuing Operations/Net Income.
A
2013 2012 2013 2012 2012 2011
Earnings Impact ($ Millions)
Operating Earnings

$
382 $      1,061 $      1,029 $    1,236 $      1,389 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
12 40 29 49 52 50
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)
3 (76) (22) (34) (10) 107
Lease Related Activity (PSEG Energy Holdings)
- 1 - 7 36 (173)
Storm O&M, net of insurance recoveries (PSEG Power)
(10) - (25) - (39) -
Gain on Sale of Asset (PSEG Energy Holdings)
- - - - - 34
Income from Continuing Operations
390
$
347 $      1,043 $      1,051 $    1,275 $      1,407 $
Discontinued Operations
- - - - - 96
Net Income

$
347 $      1,043 $      1,051 $    1,275 $      1,503 $
Fully Diluted Average Shares Outstanding (in Millions)
508 507 507 507 507 507
Per Share Impact (Diluted)
Operating Earnings
0.76
$
0.75 $     2.09 $       2.03 $     2.44 $       2.74 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.02 0.08 0.06 0.10 0.10 0.10
Gain (Loss) on MTM
(a)
(PSEG Power)
0.01 (0.15) (0.04) (0.07) (0.02) 0.21
Lease Related Activity (PSEG Energy Holdings)
- - - 0.01 0.07 (0.34)
Storm O&M, net of insurance recoveries (PSEG Power)
(0.02) - (0.05) - (0.08) -
Gain on Sale of Asset (PSEG Energy Holdings)
- - - - - 0.06
Income from Continuing Operations
0.77
$
0.68 $     2.06 $       2.07 $     2.51 $       2.77 $
Discontinued Operations
- - - - - 0.19
Net Income
0.77
$
0.68 $     2.06 $       2.07 $     2.51 $       2.96 $
(a) Includes the financial impact from positions with forward delivery months.
Three Months Ended Nine Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Income from Continuing Operations/Net Income to Compute Operating Earnings
(Unaudited)
September 30, September 30, Pro-forma Adjustments, net of tax
Year Ended
December 31,